Second Quarter 2022 EARNINGS PRESENTATION AUGUST 4 | 2022

This presentation contains forward-looking statements. Statements in this presentation that are not historical facts, including without limitation the information under the heading "Financial Outlook" and statements about the Company’s beliefs and expectations, earnings (loss) guidance, recent business and economic trends, potential acquisitions, and estimates of amounts for redeemable noncontrolling interests and deferred acquisition consideration, constitute forward-looking statements. Words such as “estimates”, “expects”, “contemplates”, “will”, “anticipates”, “projects”, “plans”, “intends”, “believes”, “forecasts”, “may”, “should”, and variations of such words or similar expressions are intended to identify forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any. Some of the factors that could materially and adversely affect our business, financial condition, results of operations and cash flows include, but are not limited to, the following: • risks associated with international, national and regional unfavorable economic conditions that could affect the Company or its clients; • the continued impact of the coronavirus pandemic (“COVID-19”), and evolving strains of COVID-19 on the economy and demand for the Company’s services, which may precipitate or exacerbate other risks and uncertainties; • an inability to realize expected benefits of the combination of the Company’s business with the business of MDC (the “Business Combination” and, together with the related transactions, the “Transactions”); • adverse tax consequences in connection with the Transactions for the Company, its operations and its shareholders, that may differ from the expectations of the Company, including that future changes in tax law, potential increases to corporate tax rates in the United States and disagreements with the tax authorities on the Company’s determination of value and computations of its attributes may result in increased tax costs; • the occurrence of material Canadian federal income tax (including material “emigration tax”) as a result of the Transactions; • the Company’s ability to attract new clients and retain existing clients; • the impact of a reduction in client spending and changes in client advertising, marketing and corporate communications requirements; • financial failure of the Company’s clients; • the Company’s ability to retain and attract key employees; • the Company’s ability to compete in the markets in which it operates; • the Company’s ability to achieve its cost saving initiatives; • the Company’s implementation of strategic initiatives; • the Company’s ability to remain in compliance with its debt agreements and the Company’s ability to finance its contingent payment obligations when due and payable, including but not limited to those relating to redeemable noncontrolling interests and deferred acquisition consideration; • the Company’s ability to manage its growth effectively, including the successful completion and integration of acquisitions which complement and expand the Company’s business capabilities; • the Company’s material weaknesses in internal control over financial reporting and its ability to establish and maintain an effective system of internal control over financial reporting; • the Company’s ability to protect client data from security incidents or cyberattacks; • economic disruptions resulting from war and other geopolitical tensions (such as the ongoing military conflict between Russia and Ukraine), terrorist activities and natural disasters; • stock price volatility; and • foreign currency fluctuations. Investors should carefully consider these risk factors, other risk factors described herein, and the additional risk factors outlined in more detail in our 2021 Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on March 17, 2022, and accessible on the SEC’s website at www.sec.gov, under the caption “Risk Factors,” and in the Company’s other SEC filings. FORWARD LOOKING INFORMATION & OTHER INFORMATION 2

Non-GAAP Financial Measures: In addition to its reported results, Stagwell Inc has included in this presentation certain financial results that the Securities and Exchange Commission (SEC) defines as "non-GAAP Financial Measures." Management believes that such non-GAAP financial measures, when read in conjunction with the Company's reported results, can provide useful supplemental information for investors analyzing period to period comparisons of the Company's results. Such non-GAAP financial measures include the following: Pro Forma Results: The Pro Forma amounts presented for each period were prepared by combining the historical standalone statements of operations for each of legacy MDC and SMG. The unaudited pro forma results are provided for illustrative purposes only and do not purport to represent what the actual consolidated results of operations or consolidated financial condition would have been had the combination actually occurred on the date indicated, nor do they purport to project the future consolidated results of operations or consolidated financial condition for any future period or as of any future date. The Company has excluded a quantitative reconciliation of adjusted Pro Forma EBITDA to net income under the “unreasonable efforts” exception in Item 10(e)(1)(i)(B) of Regulation S-K. Net Revenue: GAAP Revenue adjusted to exclude certain third-party direct costs when the Company acts as principal for the services rendered in the client arrangement Organic Revenue: “Organic revenue growth” and “organic revenue decline” refer to the positive or negative results, respectively, of subtracting both the foreign exchange and acquisition (disposition) components from total revenue growth. The acquisition (disposition) component is calculated by aggregating prior period revenue for any acquired businesses, less the prior period revenue of any businesses that were disposed of during the current period. The organic revenue growth (decline) component reflects the constant currency impact of (a) the change in revenue of the partner firms that the Company has held throughout each of the comparable periods presented, and (b) “non-GAAP acquisitions (dispositions), net”. Non-GAAP acquisitions (dispositions), net consists of (i) for acquisitions during the current year, the revenue effect from such acquisition as if the acquisition had been owned during the equivalent period in the prior year and (ii) for acquisitions during the previous year, the revenue effect from such acquisitions as if they had been owned during that entire year (or same period as the current reportable period), taking into account their respective pre-acquisition revenues for the applicable periods, and (iii) for dispositions, the revenue effect from such disposition as if they had been disposed of during the equivalent period in the prior year. Organic Net Revenue: organic revenue adjusted to exclude certain third-party direct costs when the Company acts as principal for the services rendered in the client arrangement. Adjusted EBITDA: defined as Net income excluding non-operating income or expense to achieve operating income, plus depreciation and amortization, stock-based compensation, deferred acquisition consideration adjustments, and other items. Other items include restructuring costs, acquisition-related expenses, and non-recurring items. Free Cash Flow: defined as Adjusted EBITDA less capital expenditures, change in net working capital, cash taxes, interest, and distributions to minority interests, but excludes contingent M&A payments. Financial Guidance: The Company provides guidance on a non-GAAP basis as it cannot predict certain elements which are included in reported GAAP results. Net New Business: Estimate of annualized revenue for new wins less annualized revenue for losses incurred in the period. Net Debt: defined as bonds plus revolver balance less cash. Net Leverage Ratio: defined as Net Debt divided by Last-Twelve-Months Adjusted EBITDA. Included in this earnings presentation are tables reconciling reported Stagwell Inc. results to arrive at certain of these non-GAAP financial measures. DEFINITIONS OF NON-GAAP FINANCIAL MEASURES 3

FINANCIAL OUTLOOK Reiterating Full-Year 2022 Outlook Organic Net Revenue Growth Organic Net Revenue Growth Ex-Advocacy Adjusted EBITDA (excludes any contribution from acquisitions completed in 2022) 18% - 22% 13% - 17% $450M - $480M Note: All figures presented on a Pro Forma basis giving effect to the combination as if it was completed on January 1, 2020. The Company has excluded a quantitative reconciliation with respect to the Company’s 2022 guidance under the “unreasonable efforts” exception in Item 10(e)(1)(i)(B) of Regulation S-K. See "Non-GAAP Financial Measures" below for additional information. ~30% Free Cash Flow Growth 4

SECOND QUARTER HIGHLIGHTS

NET DEBT: $1,305M | LTM ADJ. EBITDA: $416M | NET DEBT RATIO: 3.1X

Strong GROWTH & MARGINS

16% Total & Organic Net Revenue Growth

On top of 29% organic growth in 2Q21; 45% two-year stack

20% adjusted EBITDA margin on Net Revenue

Increasing DIGITAL MIX

57% of Net Revenue from digital capabilities

62% of adjusted EBITDA from digital capabilities[1]

+28% Digital organic Net Revenue growth

Winning BIGGER

Expanding our client relationships

Top 25 clients averaged $6M in 2Q net revenue

An increase of 30% versus the prior year period

Strategic Investments

Focused on software and data revenue

Investing in the Stagwell Marketing Cloud capabilities

Enhancing advocacy data and technology offering

STAGWELL
TRANSFORMING MARKETING

Note: All figures presented on a Pro Forma basis giving effect to the combination as if it was completed on January 1, 2020. All growth rates are Pro Forma, year-over-year growth and represent 2Q 2022 compared to 2Q Pro Forma 2021. Net Debt defined as bonds plus revolver balance less cash. Net Debt Ratio defined as Net Debt divided by Pro Forma LTM Adjusted EBITDA.
1. EBITDA includes corporate expenses, notionally allocated ratably across each capability.

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S U M M A R Y P R O F O R M A C O M B I N E D F I N A N C I A L S Note: All figures presented on a Pro Forma basis giving effect to the combination as if it was completed on January 1, 2021. Figures may not foot due to rounding. Three Months Ended, Six Months Ended, June 30, 2022 June 30, 2021 June 30, 2022 June 30, 2021 Net Revenue $ 556,316 $ 480,211 $ 1,082,953 $ 908,992 Billable Costs 116,597 74,954 232,863 135,000 Revenue $ 672,913 $ 555,165 $ 1,315,816 $ 1,043,992 Billable Costs 116,597 74,954 232,863 135,000 Staff costs 349,468 312,568 690,106 593,734 Administrative costs 66,349 53,717 122,643 105,621 Unbillable and other costs, net 29,180 15,390 57,473 35,335 Adjusted EBITDA $ 111,319 $ 98,536 $ 212,731 $ 174,302 Stock-based compensation 13,131 6,938 21,152 4,975 Depreciation and amortization 32,231 18,385 63,435 37,512 Deferred acquisition consideration 13,472 7,710 15,369 23,331 Impairment and other losses 2,266 - 2,823 875 Other items, net 1,887 8,428 6,960 16,853 Operating income (loss) $ 48,332 $ 57,075 $ 102,992 $ 90,756 Pro Forma adjusted EBITDA margin (on net revenue) 20.0% 20.5% 19.6% 19.2% 6 $ in Thousands

P R O F O R M A N E T R E V E N U E Note: All figures presented on a Pro Forma basis giving effect to the combination as if it was completed on January 1, 2021. Figures may not foot due to rounding. Three Months Ended, June 30, 2022 Six Months Ended, June 30, 2022 Net Revenue Change Net Revenue Change 2021 Net Revenue $ 480,211 $ 908,992 Organic revenue 76,735 16.0% 178,114 19.6% Acquisitions (divestitures), net 5,988 1.2% 4,939 0.5% Foreign currency (6,618) -1.4% (9,092) -1.0% Total Change $ 76,105 15.8% $ 173,961 19.1% 2022 Net Revenue $ 556,316 $ 1,082,953 7 $ in Thousands

2 Q N E T R E V E N U E B Y G E O G R A P H Y Note: Figures presented on a Pro Forma basis giving effect to the combination as if completed on January 1, 2020. Figures may not foot due to rounding. 2Q Organic Growth Y/Y 81% 8% 11% Geography 2Q22 YTD United States 14% 18% United Kingdom 33% 41% Other 22% 17% TOTAL 16% 20% 8 % OF NET REVENUE 81% 7% 11% YTD

2Q NET REVENUE MIX BY PRINCIPAL CAPABILITY

1 **Digital Transformation**
Building & Designing Digital Experiences for Clients

2 **Performance Media & Data**
Addressable on a Global Scale

3 **Consumer Insights & Strategy**
Tracking Across Consumer Journey

4 **Creativity & Communications**
Blue-Chip Customer Base



28%
19%
9%
43%
DIGITAL REVENUE
57%

STAGWELL
TRANSFORMING MARKETING

Note: Figures may not foot due to rounding.

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2 Q Y E A R - O V E R - Y E A R G R O W T H B Y C A P A B I L I T Y Note: Figures presented on a Pro Forma basis giving effect to the combination as if completed on January 1, 2021. Advocacy includes Targeted Victory, SKDK, and TMA Direct. Figures may not foot due to rounding. *EBITDA includes corporate expenses, notionally allocated ratably across each capability. Principal Capability Organic Net Revenue Growth Net Revenue Growth Adjusted EBITDA* Growth Digital Transformation 37% 36% 27% Performance Media & Data 17% 27% 58% Consumer Insights & Strategy 27% 26% 18% Creativity & Communications 4% 1% (8%) TOTAL 16% 16% 13% TOTAL EX-ADVOCACY 15% 15% 11% % OF NET REVENUE 28% 19% 9% 43% 10 38% 15% 9% 38% % OF ADJ EBITDA*

Three Months Ended, JUNE 30, 2022 JUNE 30, 2021 % Change Total Net Revenue $556 $480 15.8% Advocacy Net Revenue 41 31 33.7% Ex Advocacy Net Revenue $515 $449 14.6% 2 Q E X - A D V O C A C Y N E T R E V E N U E & A D J U S T E D E B I T D A Note: All figures presented on a Pro Forma basis giving effect to the combination as if it was completed on January 1, 2020. Advocacy includes Targeted Victory, SKDK, and TMA Direct. Figures may not foot due to rounding. $ in Millions 11 Three Months Ended, JUNE 30, 2022 JUNE 30, 2021 % Change Total Adj. EBITDA $111 $99 13.0% Advocacy Adj. EBITDA 13 10 26.7% Ex Advocacy Adj. EBITDA $99 $89 11.4% NET REVENUE ADJ. EBITDA

N E W B U S I N E S S U P D A T E 12 AT TOP 25 CLIENTS Notable Business WINS & EXPANSIONS Net New Business 2Q $31M LTM $224M Ave. Net Revenue 2Q $6M

STRATEGIC M&A COMPLETED IN JULY

	[pep] group	APOLLO
	100% ACQUISITION	**100% ACQUISITION**
Business	Omnichannel content creation and adaptation production company based in Kyiv, Ukraine with additional offices in Toronto and Amsterdam. PEP Group is an established provider of design, creative, production and asset management for leading brands including Kimberly-Clark, Colgate-Palmolive, Pepsico and Church & Dwight.	Apollo is a real-time, AI-powered SaaS platform that uncovers consumer, creative and contextual insights for scaled modern marketing. Apollo was initially incubated within Anomaly and solves a crucial gap in the marketing services ecosystem by bringing insights closer to creative and content strategy. Apollo notable clients include Carhartt, E&J Gallo Winery, Bermuda Tourism and MoMa.
Rationale	The acquisition bolsters Stagwell's multilingual media and content production capabilities across its global network. By acquiring PEP Group, Stagwell is doubling down on scaled content offerings that empower global brands to connect meaningfully with consumers, anywhere. The acquisition also enhance Locaria's proprietary workflow technologies Locate, a cloud-based content delivery platform, and Prism, a dedicated client-review portal.	The acquisition enriches Stagwell's data and insights unification tool, Consumer Understanding and Engagement (CUE), by automating workstreams to translate insights into effective campaigns. Where most data tools are focused on media targeting and activation, Apollo provides rich datasets that inform campaigns from end to end, across brand strategy, messaging, content strategy, and media.

STAGWELL
TRANSFORMING MARKETING

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14 WE HAVE OUR FINANCIAL HOUSE in order Refinanced Bonds, Securing $1.1BN in financing › Fixed interest rate of 5.625% in rising interest rate environment › 8 years to maturity in 2029, providing financial flexibility Secured $500M Revolving Credit Facility with flexible terms, 5-year maturity Moody’s upgraded Stagwell’s corporate family rating (CFR) to B1 from B2 in July 2022

1 5 EXPANDING our global footprint CURRENT AFFILIATE PARTNERS53 15

1 6 SHOWING UP on the biggest stages 16

Appendix

GAAP CONSOLIDATED OPERATING PERFORMANCE

$ and Shares in Thousands	Three Months Ended June 30, 2022	Three Months Ended June 30, 2021	Six Months Ended June 30, 2022	Six Months Ended June 30, 2021
Revenue	**$ 672,913**	**$ 209,560**	**$ 1,315,816**	**$ 390,802**
Cost of services	424,661	122,074	836,631	234,073
Office & general expenses	165,423	52,674	309,935	104,952
Depreciation & amortization	32,231	10,381	63,435	21,331
Impairment & other losses	2,266	-	2,823	-
Total operating expenses	**$ 624,581**	**$ 185,129**	**$ 1,212,824**	**$ 360,356**
Operating income (Loss)	**$ 48,332**	**$ 24,431**	**$ 102,992**	**$ 30,446**
Interest expense, net	(18,151)	(1,935)	(36,880)	(3,286)
Foreign exchange, net	70	(385)	(236)	(1,062)
Other, net	(121)	(101)	35	1,184
Other income (expenses)	**$ (18,202)**	**$ (2,421)**	**$ (37,081)**	**$ (3,164)**
Income tax expense	5,421	3,348	8,610	4,021
Income before equity in earnings of non-consolidated affiliates	**$ 24,709**	**$ 18,662**	**$ 57,301**	**$ 23,261**
Equity in income of non-consolidated affiliates	(190)	(3)	840	1
Net income	**$ 24,519**	**$ 18,659**	**$ 58,141**	**$ 23,262**
Net (income) loss attributable to non-controlling & redeemable non-controlling interests	(14,056)	(1,314)	(35,003)	(1,552)
Net income attributable to Stagwell Inc. common shareholders	**$ 10,463**	**$ 17,345**	**$ 23,138**	**$ 21,710**
Earnings Per Share				
Basic	$ 0.08	N/A	$ 0.19	N/A
Diluted	$ 0.08	N/A	$ 0.18	N/A
Weighted Average Number of Shares Outstanding				
Basic	126,425	N/A	124,367	N/A
Diluted	296,414	N/A	298,843	N/A

STAGWELL
TRANSFORMING MARKETING

Note: Figures may not foot due to rounding.

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NET INCOME & DILUTED EARNINGS PER SHARE DETAIL

$ and Shares in Thousands	Three Months Ended, June 30, 2022	Six Months Ended, June 30, 2022
Numerator (Basic)		
Net income	$ 24,519	$ 58,141
Net income attributable to Class C shareholders	(14,020)	(31,741)
Net income attributable to other equity interest holders	(36)	(3,262)
Net income attributable to noncontrolling interests	$ (14,056)	$ (35,003)
Net income attributable to Stagwell Inc. common shareholders	$ 10,463	$ 23,138
Denominator (Basic)		
Basic – weighted average number of common shares outstanding	126,425	124,367
Earnings Per Share - Basic	**$0.08**	**$0.19**
Numerator (Diluted)		
Net income attributable to Stagwell Inc. common shareholders	$ 10,463	$ 23,138
Net income attributable to Stagwell Media	14,020	31,741
Net income for diluted earnings per share calculation	**$ 24,483**	**$ 54,879**
Denominator (Diluted)		
Basic – weighted average number of common shares outstanding	126,425	124,367
Dilutive Shares:		
Stock appreciation rights	1,966	1,941
Restricted share and restricted unit awards	3,212	4,959
Class C shares	164,811	167,576
Diluted – weighted average number of common shares outstanding	**296,414**	**298,843**
Earnings Per Share – Diluted	**$ 0.08**	**$ 0.18**

STAGWELL
TRANSFORMING MARKETING

Diluted earnings per share assumes the exchange of all Stagwell Media Class C shares for Stagwell Inc. Class A shares on a one-for-one basis. The income effect does not take into account "Net income attributable to other equity interest holders," since those shares are not exchangeable for Stagwell Inc. Class A shares.

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L I Q U I D I T Y Available Liquidity (as of 6/30/22) Commitment Under Credit Facility $ 500 Drawn 298 Undrawn Letters of Credit 24 Undrawn Commitments Under Facility $ 178 Total Cash & Cash Equivalents 93 Total Available Liquidity $ 271 20 $ in Millions

PRO FORMA CAPITAL STRUCTURE

Net Debt & Debt-Like *($M, as of 6/30/22)*

Revolving Credit Facility	$ 298
Bonds	1,100
NCI[1]	29
DAC	197
RNCI & Other[2]	80
Less: Cash	93
TOTAL NET DEBT & DEBT-LIKE	**$ 1,611**

Pro Forma Common Equity *(Thousands, as of 7/29/22)*

Class A & B	132,136
Class C	164,427
Awards Out.	5,029
FULLY DILUTED	**301,592**

STAGWELL
TRANSFORMING MARKETING

Note: fully diluted share counts as of 07/29/22 after assuming full vesting of awards outstanding. Numbers may not foot due to rounding.
1. Excludes $484M in non-controlling interest of Stagwell Class C shareholders..
2. Includes redeemable non-controlling interest and obligations in connection with profit interests held by employees.

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GLOBAL NETWORK

Stagwell's Affiliate Network Significantly Expands Our Global Footprint

North America

- Canada
- USA
- Mexico

Latin America

- Argentina
- Aruba
- Bolivia
- Brazil
- Curacao
- Colombia
- Costa Rica
- Dominican Republic
- Ecuador
- El Salvador
- Guatemala
- Honduras
- Jamaica
- Nicaragua
- Panama
- Peru
- Uruguay
- Venezuela

Europe

- Austria
- Belgium
- Bulgaria
- Italy
- Latvia
- Romania
- Slovak Republic
- Slovenia
- Switzerland
- Turkey
- Ukraine
- France
- Germany
- Netherlands
- Poland
- Spain
- Sweden
- United Kingdom

Middle East & Africa

- Algeria
- Bahrain
- Egypt
- Jordan
- Kuwait
- Lebanon
- Libya
- Morocco
- Nigeria
- Oman
- Saudi Arabia
- South Africa
- Tunisia
- United Arab Emirates

Asia Pacific

- Australia
- China
- Hong Kong
- India
- Indonesia
- Japan
- Malaysia
- Philippines
- Taiwan
- Thailand
- Singapore
- South Korea

	Stagwell	*+Affiliates*
COUNTRIES	34	69
EMPLOYEES	~13K	~24K

Note: As of June 30, 2022.

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Thank You Contact Us: IR@StagwellGlobal.com